SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 2, 2002
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona		85008

(Address of principal executive offices)		(Zip Code)

602-244-6321
(Registrant’s telephone number, including area code)

Item 5. Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a news release for ON Semiconductor Corporation dated October 2, 2002 titled “ON Semiconductor Applies to Transfer to Nasdaq SmallCap Market.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated October 2, 2002 titled “ON Semiconductor Applies to Transfer to Nasdaq SmallCap Market”

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION

(Registrant)

Date: October 2, 2002

	By:	/s/ G. Sonny Cave

G. Sonny Cave

Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated October 2, 2002 titled “ON Semiconductor Applies to Transfer to Nasdaq SmallCap Market”

4